UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): October 12, 2005




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
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(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
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        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
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
Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

On October 12, 2005, Access Pharmaceuticals, Inc. ("Access") entered into an agreement with Uluru, Inc. ("Uluru"), a private Delaware corporation, whereby Access sold to Uluru its oral care business for up to $20.6 million. Access sold its interest in Aphthasol(R), all OraDisc(TM) products, and all Residerm(R) products. In addition, Uluru has licensed Access' nanoparticle hydrogel aggregate technology. The CEO and major shareholder of Uluru is Kerry P. Gray, the former CEO of Access.
Access received $8.7 million at the closing of the agreement and may receive up to $3.7 million within twelve months after closing, and will receive an additional $1.0 million within 24 months after closing. Additional payments of up to $7.0 million will be made upon the achievement of certain milestones.


Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

On October 12, 2005, Access Pharmaceuticals, Inc. ("Access") entered into an agreement with Uluru, Inc. ("Uluru"), a private Delaware corporation, whereby Access sold to Uluru its oral care business for up to $20.6 million. Access sold its interest in Aphthasol(R), all OraDisc(TM) products, and all Residerm(R) products. In addition, Uluru has licensed Access' nanoparticle hydrogel aggregate technology. The CEO and major shareholder of Uluru is Kerry P. Gray, the former CEO of Access.
Access received $8.7 million at the closing of the agreement and may receive up to $3.7 million within twelve months after closing, and will receive an additional $1.0 million within 24 months after closing. Additional payments of up to $7.0 million will be made upon the achievement of certain milestones.


Item 7.01 Regulation FD Disclosure
          ------------------------

Philip Kaltenbacher ("Kaltenbacher"), the holder of a convertible note of Access in the amount of $4,015,000, has filed suit against the company in the Southern District Court of New York. Kaltenbacher seeks to have the company pay $4,015,000 plus interest from a 7% Convertible Subordinated Note with a stated maturity date of September, 13, 2005.
The company intends to answer Kaltenbacher's complaint in a timely manner.


Access Pharmaceuticals, Inc. held a conference call with investors on October 14, 2005, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference, in which it provided a business update, discussed the sale of assets to Uluru, disclosed that it plans to engage an investment bank to assist the Company in equity financing, out-licensing of technologies and development programs, a joint venture, or other strategic alternatives and answered questions from investors. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.






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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated October 18, 2005

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
                             EXHIBIT INDEX

Exhibit
Number  Description
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99.1    Transcript of Conference Call with Investors, dated October 14, 2005

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